UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2025

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301, Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Third Amendment to Alpine Term Loan Credit Agreement

Reference is made to that certain Term Loan Credit Agreement, dated December 27, 2023, by and among Alpine Holding II, LLC (“Alpine Holding”), PF Proppant Holding, LLC (“PFP Holding”), the subsidiary guarantor parties thereto (the “Subsidiary Guarantors”), the several lenders thereto (the “Lenders”) and CLMG Corp. as the agent and collateral agent (the “Agent”) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Alpine Term Loan Credit Agreement”). On June 26, 2025, the parties to the Alpine Term Loan Credit Agreement and ProFrac Holding Corp. (the “Company”) entered into Amendment No. 3 to Term Loan Credit Agreement and Amendment No. 1 to Guarantee Agreement (the “Third Amendment” and the Alpine Term Loan Credit Agreement, as amended by the Third Amendment, the “Amended Alpine Term Loan Credit Agreement”). Capitalized terms used and not otherwise defined in this summary of the Third Amendment have the meanings provided in the Amended Alpine Term Loan Credit Agreement.

Under the terms of the Third Amendment, among other things: (i) the amortization payment required to be made by PFP Holding with respect to each of the calendar quarters ending June 30, 2025, September 30, 2025 and December 31, 2025 was reduced from $15,000,000 to $5,000,000 (as such amount may be further reduced in accordance with the terms of the Amended Alpine Term Loan Credit Agreement); (ii) PFP Holding agreed to pay an exit fee equal to $3,350,000 in the event that PFP Holding makes any prepayment, repayment or payment (whether voluntary or mandatory) in full in Cash of the Term Loans or the Obligations are accelerated for any reason; and (iii) testing of the Total Net Leverage Ratio was deferred by one year to March 31, 2027.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Purchase Agreement

On June 30, 2025, ProFrac Holdings II, LLC, a Texas limited liability company (“ProFrac Holdings II”) and an indirect wholly-owned subsidiary of the Company, and the guarantors party thereto entered into a Purchase Agreement (the “Purchase Agreement”) with Beal Bank USA and Wilks Brothers, LLC (collectively, the “Purchasers”) pursuant to which ProFrac Holdings II has agreed to issue and sell $60.0 million aggregate principal amount of its Senior Secured Floating Rate Notes due 2029 (the “New Notes”) in a private placement (the “Private Placement”). An aggregate of $20.0 million of New Notes was purchased by Wilks Brothers, LLC on June 30, 2025. An additional $20.0 million aggregate principal amount of New Notes will be purchased by Wilks Brothers, LLC and Beal Bank, USA on September 30, 2025 and an additional $20.0 million aggregate principal amount of New Notes will be purchased by Beal Bank, USA on December 15, 2025, provided that ProFrac Holdings II has the option to defer the September 30, 2025 issuance to December 15, 2025 or to cancel such additional issuances. Such additional issuances are subject to certain customary closing conditions.

Wilks Brothers, LLC is an affiliate of Messrs. Dan Wilks and Farris Wilks. Messrs. Dan Wilks and Farris Wilks are brothers and are the founders and principal stockholders of the Company. Their sons, Mr. Matthew D. Wilks and Mr. Johnathan Ladd Wilks, are the Company’s Executive Chairman and Chief Executive Officer, respectively. As reported in the Company’s Definitive Proxy Statement for its 2025 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 29, 2025, Messrs. Dan Wilks and Farris Wilks and entities owned by or affiliated with them and certain individuals affiliated with such entities beneficially own 147,771,203 shares of our Common Stock, representing approximately 88.5% of the voting power of the Company as of April 1, 2025.

The net proceeds from the issuance of the New Notes will be used to fund capital expenditures with any remaining proceeds used for general corporate purposes. The New Notes were offered and sold by ProFrac Holdings II in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Fifth Supplemental Indenture

The New Notes are being issued as additional notes pursuant to the indenture, dated as of December 27, 2023 (as supplemented prior to the date hereof, the “Existing Indenture”), by and among ProFrac Holdings II, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, calculation agent and collateral agent, as supplemented by the fifth supplemental indenture, dated as of June 30, 2025 (the “Fifth Supplemental Indenture,” and collectively with the Existing Indenture, the “Indenture”).

The New Notes and the notes previously issued under the Indenture (the “Existing Notes,” together with the New Notes, the “Notes”) will be treated as a single series of securities under the Indenture and the New Notes will have substantially identical terms, other than the issue date, issue price and first payment date, as the Existing Notes and be secured by a security interest in the same collateral.

The foregoing description of the Indenture is not complete and is qualified in its entirety by reference to the full text of the Existing Indenture, which such Existing Indenture has been previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed by the Company on December 28, 2023 and is incorporated herein by reference, and the Fifth Supplemental Indenture, a copy of which is filed as Exhibit 4.3 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 30, 2025, ProFrac issued a press release regarding the Third Amendment and the Fifth Supplemental Indenture and New Notes.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of December 27, 2023, by and among ProFrac Holdings II, LLC, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, calculation agent and collateral agent (incorporated by reference to Exhibit 4.1 to ProFrac Holding Corp.’s Current Report on Form 8-K filed with the SEC on December 28, 2023).

4.2	Form of Senior Secured Floating Rate Note (included in Exhibit 4.1).

4.3*	Fifth Supplemental Indenture, dated as of June 30, 2025, among ProFrac Holdings II, LLC, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, calculation agent and collateral agent.

10.1*	Amendment No. 3 to Term Loan Credit Agreement and Amendment No. 1 to Guarantee Agreement, dated as of June 26, 2025, by and among Alpine Holding II, LLC, PF Proppant Holding, LLC, the subsidiary guarantor parties thereto, ProFrac Holding Corp., the several lenders thereto, and CLMG Corp. as the agent and collateral agent.

10.2* †	Purchase Agreement, dated June 30, 2025, among ProFrac Holdings II, LLC, the guarantors party thereto and Beal Bank USA and Wilks Brothers, LLC.

99.1	Press Release, dated June 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

†	Certain of the schedules and exhibits to the agreement have been omitted. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

Dated: June 30, 2025	By:	/s/ Steven Scrogham
Steven Scrogham
Chief Legal Officer, Chief Compliance Officer and Corporate Secretary